J.P. Morgan Healthcare Conference January 11, 2021 Exhibit 99.1

This presentation contains certain forward-looking statements regarding the business of Mirati Therapeutics, Inc. (“Mirati”). Any statement describing Mirati’s goals, expectations, financial or other projections, intentions or beliefs, development plans and the commercial potential of Mirati’s drug development pipeline, including without limitation adagrasib (MRTX849), sitravatinib and MRTX1133, is a forward-looking statement and should be considered an at-risk statement. Such statements are subject to risks and uncertainties, particularly those challenges inherent in the process of discovering, developing and commercialization of new drug products that are safe and effective for use as human therapeutics, and in the endeavor of building a business around such drugs. Mirati’s forward-looking statements also involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although Mirati’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by Mirati. As a result, you are cautioned not to rely on these forward-looking statements. These and other risks concerning Mirati’s programs are described in additional detail in Mirati’s quarterly reports on Form 10-Q and annual reports on Form 10-K, which are on file with the U.S. Securities and Exchange Commission (the “SEC”) available at the SEC’s Internet site (www.sec.gov). Mirati assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. January 11, 2021 Safe Harbor Statement

A Bold Approach to Develop Novel Oncology Therapies, Including Two Registration-Enabling Programs in Large NSCLC Patient Populations

IO Resistance

Sitravatinib
Inhibitor of TAM and VEGFR2

NSCLC | Bladder | Others

Compelling preliminary P2 data in combination with a PD-1 support and inform SAPPHIRE P3 approach in NSCLC*

KRAS Selective Inhibition

Adagrasib (MRTX849)
G12C selective inhibitor

NSCLC | CRC | Others

Compelling early efficacy and favorable tolerability with broad development in both monotherapy and combinations

MRTX1133
G12D selective inhibitor

Pancreatic | CRC | Others

Potential first-in-class G12D inhibitor advancing through IND-enabling studies

Meaningful **operational and commercial synergies** across portfolio, particularly in NSCLC

Continued progress and advancement across our **targeted oncology research platform**

$579.1 million in cash and cash equivalents as of 9/30/20 with additional estimated net proceeds of **$879.7 million** from Oct 2020 follow-on offering

NSCLC: non-small cell lung cancer; CRC: colorectal cancer; IO: immuno-oncology; IND: investigational new drug; OS: overall survival; SoC: standard of care

*As of the data cut-off of January 30, 2020 from P2 single-arm study: Preliminary median OS of 15.6 months for the Prior Clinical Benefit cohort (n=87). Preliminary median OS of 18.1 months for the subset of PCB patients (n = 73 of 87) who received the combination as either 2nd or 3rd line of therapy after progressing on treatment with a checkpoint inhibitor, which is a patient cohort consistent with the inclusion criteria for the ongoing SAPPHIRE Phase 3 clinical trial.

3

Robust Pipeline Spans Multiple Targets & Tumor Types with Near-Term Catalysts

Compound	Development Approach	Indication	Lead Optimization	IND-enabling	Phase 1/1b	Phase 2	Phase 3	Planned Near-Term Catalysts
Adagrasib (MRTX849) *KRAS G12C Inhibitor*	Monotherapy	2L+ NSCLC, CRC, Pancreatic, Other						2L+ NSCLC data update and NDA filing in 2H:2021
		1L NSCLC: STK11 Co-Mutation						P2 initiation in Q1:2021
		2L NSCLC	*Randomized to Docetaxel*					P3 initiated in Q1:2021
	Pembrolizumab (PD-1)	1L NSCLC	*2 Arms: <1% TPS and ≥1% TPS*					P2 initiated Q4:2020; POC data in 2H:2021
	Cetuximab (EGFR)	2L CRC	*Randomized to FOLFIRI or FOLFOX*					P3 initiation by 2H:2021; POC data in 2H:2021
	POC combinations: SHP2, pan-EGFR, CDK4/6, SOS1	2L+ NSCLC & CRC	*Proof of Concept (POC)*					Initial SHP2 data in Q2/Q3:2021; CDK4/6 & SOS1 initiations in 2021
MRTX1133 *KRAS G12D Inhibitor*	Monotherapy	Pancreatic, CRC, NSCLC, Other						IND in 1H:2021
Sitravatinib *Multi Kinase Inhibitor*	PD-1	2/3L NSCLC	SAPPHIRE (*Checkpoint Refractory) – in combination with nivolumab*					P3 interim OS analysis in 2H:2022
		NSCLC, Bladder & Other	*Mirati-Sponsored Studies / ISTs / BeiGene* [1]					Additional data in 2021
Discovery Programs	Synthetic Lethality	Solid Tumors						
	RAS Signaling Modifier	Solid Tumors						
	Mutant KRAS Inhibitor	Solid Tumors						

NSCLC: non-small cell lung cancer; CRC: colorectal cancer; HCC: hepatocellular carcinoma; RCC: renal cell carcinoma

1. BeiGene is currently running a subset of combination studies of sitravatinib + tislelizumab (their anti-PD-1) in Asia for multiple solid tumor indications including NSCLC, HCC, RCC, ovarian and gastric cancers. BeiGene has Asian commercialization rights (ex-Japan) for sitravatinib as part of our development and commercialization agreement (Jan. 2018) and is responsible for additional data disclosures. Additional data is expected in 2021.

4

Adagrasib (MRTX849): KRAS G12C Selective Inhibitor

KRAS is the Most Frequently Mutated Gene in Human Cancer Adagrasib (MRTX849) KRAS G12C Inhibitor KRAS Signaling Abnormal KRAS Signaling Mutated KRAS activity is uncontrolled A key regulator of cell growth and survival

Adagrasib (MRTX849) KRAS G12C Inhibitor

KRAS G12C Mutations Occur Frequently in Multiple Tumor Types

Prevalent in Tumors with High Unmet Need

KRAS G12C Mutational Frequencies[1]

Total US/Europe Pts[2]

NSCLC
adenocarcinoma





14% *~ 44,000*

Colorectal





3-4% *~ 20,000*

Pancreatic





2% *~ 4,000*


Large Patient Population
US and Europe Patients2
US and Europe Patients
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
~ 70,000
~ 25,000
~ 13,000
~ 2,000
KRAS G12C
ALK
RET
TRK
NSCLC
CRC
Pancreatic

NSCLC: non-small cell lung cancer; CRC: colorectal cancer

1. Mirati frequency estimates based upon the following sources and underlying databases: Zehir A et al, Mutational landscape of metastatic cancer revealed from prospective clinical sequencing of 10,000 patients. *Nat Med.* 2017;23(6):703-713.; Campbell et al, *Nature Genetics* 2016 "Distinct patterns of somatic genome alterations in lung adenocarcinomas"; Bailey P et al, *Nature* 2016 "Genomic analyses identify molecular subtypes of pancreatic cancer"; MSKCC Cancer Hot Spots database; NIH TCGA: The Cancer Genome Atlas
2. Mirati estimates based on epidemiology data reported in Globocan 2022 (accessed 2019) and frequencies by mutation; Europe includes EU, Russia and 10 additional European countries; RET estimate does not include thyroid cancer. Rounded to the nearest 1,000.

7

Adagrasib (MRTX849): KRAS G12C Selective Inhibitor-Clinical Results NSCLC

Adagrasib (MRTX849) KRAS G12C Inhibitor

Adagrasib: Designed to Fully Inhibit Mutant KRAS G12C for Entire Dose Interval

Long Half Life

Human Half Life ~24 hours[1]

New synthesis of the mutant KRAS protein (half-life ~ 24h) can reactivate signaling in the absence of drug[2]

Long half-life ensures the pathway is maximally inhibited throughout the entire dosing interval

Extensive Tissue Distribution

Estimated Human Volume of Distribution (>10 L/Kg[3])

Maximize systemic exposure for duration of dosing

Extensive volume of tissue distribution ensures optimal target coverage throughout dosing interval

Initial Clinical Activity[4]

Depth of response

- 70% of NSCLC responders had shown a >40% reduction in tumor change from baseline
- 86% of NSCLC patients showed tumor shrinkage

Brain penetrance

- Encouraging and clinically meaningful measure of CSF / CNS penetration observed preclinically: $K_{p,uu}$ of 0.4 (1hr)
- Clinical POC: heavily pre-treated NSCLC patient experienced 63% reduction of primary lung tumor and disappearance of active brain metastases

1. Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2019; 2. Stites and Shaw, *CPT Pharmacometrics Syst. Pharmacol.* (2018); 3. Estimated from nonclinical data and PBPK modeling;
4. Presented at the 33rd NCI-EORTC-AACR Symposium, October 25, 2020

9

KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in NSCLC

Adagrasib in Patients With NSCLC: Pooled Dataset

Efficacy Outcome[a], n (%)	Phase 1/1b, NSCLC 600 mg BID (n=14)	Phase 1/1b and 2, NSCLC 600 mg BID (n=51)
Objective Response Rate	6 (43%)	23 (45%)[b]
Best Overall Response		
Complete Response (CR)	0 (0%)	0 (0%)
Partial Response (PR)	6 (43%)	23 (45%)
Stable Disease (SD)	8 (57%)	26 (51%)
Progressive Disease (PD)	0 (0%)	1 (2%)
Not Evaluable (NE)	0 (0%)	1 (2%)[c]
Disease control	14 (100%)	49 (96%)

- All patients received chemotherapy and > 90% had received a PD-1 or a PD-L1 inhibitor
- Favorable safety profile: 4.5% of Treatment-Related AEs (TRAEs) led to discontinuation of treatment

[a]Based on investigator assessment of the clinically evaluable patients (measurable disease with ≥1 on-study scan); 14/18 patients (Phase 1/1b) and 51/79 patients (Phase 1/1b and 2 pooled) met these criteria. [b]At the time of the 30 August 2020 data cut off, 5 patients had unconfirmed PRs. All 5 were confirmed by scans that were performed after the 30 August 2020 data cut off. [c]One patient had tumor reimaging too early for response assessment.

- Most frequent TRAEs: Nausea, Diarrhea, Vomiting, Fatigue with two Grade 5 TRAEs: pneumonitis in a patient with recurrent pneumonitis (n=1) and cardiac failure (n=1)
- Data as of 30 August 2020. Pooled includes NSCLC Phase 1/1b and Phase 2 600 mg BID.
- NSCLC: non-small cell lung cancer; BID: twice daily dosing

10

Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020

Adagrasib 600 mg BID in Patients With NSCLC: Clinically Meaningful Depth of Response Clinical benefit (DCR) observed in 96% (49/51) of patients Best tumor response in 70% (16/23) of responders was greater than 40% from baseline Data as of 30 August 2020. Pooled includes NSCLC Phase 1/1b and Phase 2 600 mg BID. Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020 KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in NSCLC aTwo timepoint assessments of CR were separated by recurrent disease associated with treatment interruption due to hypoxia; this patient remains on treatment and in two consecutive scans (1 after August 30 data cutoff) demonstrated 100% tumor regression in target and non-target lesions after resuming treatment. Best Tumor Change from Baseline Study Phase Phase 1/1b Phase 2 Maximum % Change From Baseline Evaluable Patients 40 20 0 -20 -40 -60 -80 -100 SD SD SD SD SD NE SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PR PR PR PR PR SD PR PR PD PR PR SD PR PR PR PR PR SD PR PR PR PR PR PR PR PR PRa SD NSCLC: non-small cell lung cancer; BID: twice daily dosing; DCR: disease control rate

Phase 1/1b Adagrasib 600 mg BID in Patients With NSCLC: Treatment Duration and Change in Tumor Burden Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020 As of 30 August 2020 KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in NSCLC Change in Tumor Burden Over Time, n=14 # Treatment ongoing Time, months 0 2 4 6 8 10 12 14 40 20 50 -10 0 -50 -60 -90 --100 -80 -20 -70 -40 -30 10 30 SD SD SD SD SD PR SD SD# SD# PR# PR# PR# PR# PR# Duration of Treatment, months Duration of Treatment, n=14 Evaluable Patients 4 2 0 6 8 10 12 14 PR PR PR PR SD PR SD SD PR SD SD SD SD SD First response Progression Treatment ongoing Death Duration of Treatment, months as of August 30, 2020 Median (range) 8.2 (1.4, 13.1+) As of August 30, 2020, the median follow-up was 9.6 months Treatment ongoing >11 months in 4 responders As of October 16, 2020, 7 patients remain on treatment 5 of 6 responders remain on treatment; 4 of 6 remain in response % Change From Baseline

KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in NSCLC

Duration of Treatment in Patients With NSCLC Treated With Adagrasib 600 mg BID in Pooled Dataset


Duration of Treatment
Evaluable Patients
0
2
4
6
8
10
12
14
Duration of Treatment, months
Study Phase
Phase 1/1b
Phase 2
First response
Progression
Treatment ongoing
Death
PR*

- Median follow-up: 3.6 months
- Median time to response: 1.5 months
- 87% (20/23) of responders remain on treatment
- 65% (33/51) of patients remain on treatment

Data as of 30 August 2020. Pooled includes NSCLC Phase 1/1b and Phase 2 600 mg BID
*Graphical output for this patient has been adjusted to reflect actual DoT of 2.8 months as of Aug 30, 2020
NSCLC: non-small cell lung cancer; BID: twice daily dosing; PR: partial response; SD: stable disease; PD: progressive disease; NE: not evaluable

13

Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020

Adagrasib Clinical Activity in NSCLC Patients with Brain Metastases KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in NSCLC Clinical activity in NSCLC patients with brain metastases with brain and cerebrospinal fluid (CSF) exposure in preclinical and clinical studies Preclinical research has shown adagrasib to have a dose dependent drug penetration into the CSF and the central nervous system Heavily pre-treated KRAS G12C mutated NSCLC patient with active brain metastases was evaluated following several cycles of adagrasib therapy Patient experienced 63% reduction in size of primary lung tumor and disappearance of the active brain metastases Cohort of patients being enrolled to assess adagrasib in NSCLC patients with a G12C mutations and active brain metastases Cellular IC90 Mean plasma Mean brain Mean Plasma and Brain Concentrations of Adagrasib After a Single 100 mg/kg Oral Dose in Mice Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020 Cellular IC50

Co-mutations in KRAS and STK11 are Associated with Poor Prognosis and Outcomes on Checkpoint Inhibitor Therapy in NSCLC Ricciuti et al. Journal of Clinical Oncology 37, no. 15_suppl (May 20, 2019); Skouldis et al. Cancer Discov. 2018 Jul;8(7):822-835; Zehir et al. Nat Med. 2017 Aug 4;23(8):1004. KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in NSCLC Progression Free Survival Overall Survival

Adagrasib Clinical Activity in NSCLC in Patients with KRAS G12C and STK11 Co-Mutations Co-mutations in KRAS and STK11 in NSCLC Patients KRAS and STK11 co-mutations comprise approximately 30% of KRAS G12C mutant NSCLC The co-occurrence of KRAS and STK11 mutations may cooperate to create an immune-suppressed tumor microenvironment Initial adagrasib clinical activity shows promising response Phase 2 monotherapy study in 1st line NSCLC patients with STK11 co-mutation to initiate in Q1:2021 Best Tumor Change From Baseline for Patients Harboring KRAS G12C and STK11 Co-mutations Shows 65% (9 of 14 patients) ORR Evaluable Patients Maximum % From Baseline -100 -80 -60 -40 -20 0 20 40 60 80 SD SD SD PR PD PR PR PR PR PR PR PR PR SD KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in NSCLC Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020

Adagrasib (MRTX849): KRAS G12C Selective Inhibitor-Clinical Results CRC and Other Tumor Types

Clinical Benefit (DCR) observed in 94% (17/18) of patients Confirmed ORR 17% (3/18) of patients; SD 78% (14/18) Time to response in 3 patients with partial responses: 6.0, 12.9 and 19.3 weeks Best Tumor Change from Baselinea Adagrasib Monotherapy in Patients with CRC: Best Overall Response and Disease Control Rate aAll results based on investigator assessments. Data as of 30 August 2020. Pooled includes Phase 1/1b and Phase 2 600 mg BID. Change in Sum of Target Lesion Over Timea # Treatment ongoing % Change From Baseline Time, week 50 40 30 20 0 -10 -20 -40 -50 -30 10 0 7 13 19 25 31 Study Phase/Cohort Phase 1/1b Phase 2 PD SD SD# SD# SD# SD SD# PR# PR# PR SD# SD# SD# SD# SD# SD# SD Study Phase/Cohort Phase 1/1b Phase 2 SD# SD# SD SD SD# SD# SD# SD# SD SD# PR# PR# PR PD SD Maximum % Change From Baseline Evaluable Patients 80 60 40 20 0 -20 -40 -60 -80 -100 SD# SD# # Treatment ongoing Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020 KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in CRC and Other Solid Tumors SD# CRC: colorectal cancer; BID: twice daily dosing; ORR: overall response rate; PR: partial response; SD: stable disease; DCR: Disease Control Rate

Adagrasib Monotherapy in Patients With Advanced CRC: Duration of Treatment Data as of 30 August 2020. Pooled includes Phase 1/1b and Phase 2 600 mg BID. Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020 “Regorafenib monotherapy for previously treated metastatic colorectal cancer (CORRECT): an international, multicentre, randomised, placebo-controlled, phase 3 trial”. Axel Grothey, MD et al. VOLUME 381, ISSUE 9863, P303-312, JANUARY 26, 2013 and “Trifluridine/Tipiracil (Lonsurf) for the Treatment of Metastatic Colorectal Cancer Troy Kish, PharmD, BCPS; and Priyasha Uppal, PharmDVol. 41 No. 5 • May 2016 Monotherapy Duration of Treatment1 Evaluable Patients 10 5 0 15 20 25 30 35 SD PR SD PR SD SD PR SD SD SD SD SD SD SD SD SD SD PD Duration of Treatment, week MONOTHERAPY ADAGRASIB DATA1 87% of patients were at least 3rd line At time of analysis: 67% (12/18) of patients remain on treatment 55% (10/18) of patients have been on treatment for ≥4 months Phase 1/1b Phase 2 First response Progression Treatment ongoing Death 45 KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in CRC and Other Solid Tumors HISTORICAL DATA2 Data points for standard of care (regorafenib and LONSURF®), regardless of KRAS status show median ORR of ~1% PFS of ~2 months OS of 6-7 months CRC: colorectal cancer; PR: partial response; SD: stable disease; PD: progressive disease; ORR: Objective Response Rate; PFS: Progression Free Survival; OS: Overall Survival

Duration of Treatment Change in Sum of Target Lesion Over Time All patients remain on treatment Data as of 30 August 2020. All patients treated at 600 mg BID. 10 5 0 15 20 25 30 35 Evaluable Patients Duration of Treatment, week SD PR PR PR PR SD % Change From Baseline Time, week 40 20 50 -10 0 -50 -60 -90 -100 -80 -20 -70 -40 -30 10 30 0 7 13 19 25 31 37 # Treatment ongoing SD# SD# PR# PR# PR# PR# PR# Adagrasib Clinical Activity Including Depth of Response Shown in Patients with Pancreatic and Other Advanced Solid Tumors Tumor Type Mucinous appendiceal Pancreatic Ovarian Endometrial Cholangiocarcinoma Tumor Type Mucinous appendiceal Pancreatic Ovarian Endometrial Cholangiocarcinoma KRYSTAL-1: Adagrasib (MRTX849) KRAS G12C Inhibitor in CRC and Other Solid Tumors Presented at the 32nd EORTC-NCI-AACR Symposium, October 24-25, 2020 PR: partial response; SD: stable disease

Adagrasib (MRTX849): KRAS G12C Selective Inhibitor-Novel Combinations

Adagrasib (MRTX849) KRAS G12C Inhibitor in Novel Combinations

Adagrasib Combination Development Approach

Combination therapy will support testing of adagrasib in earlier-lines of therapy

NSCLC

Adagrasib + PD-1 (pembrolizumab)

- Dose limiting toxicity evaluation period cleared
- P2 trial initiated in 1st line

Adagrasib + pan-EGFR Inhibitor (afatinib)

- Initiated in 2nd/3rd line

Adagrasib + CDK 4/6 Inhibitor (palbociclib)

- Study planned in 2nd/3rd line

CRC

Adagrasib + EGFR (cetuximab)

- Dose limiting toxicity evaluation period cleared
- Enrollment ongoing

NSCLC & CRC

Adagrasib + SHP2 Inhibitor (TNO155 from Novartis)

- Initial dose expansion and dose escalation cohorts ongoing
- Enrollment ongoing

Adagrasib + SOS1 (BI 1701963 from Boehringer Ingelheim)

- Study planned in 2nd/3rd line

NSCLC: non-small cell lung cancer; CRC: colorectal cancer

22

Patient Case: Response in Combination with Adagrasib + TNO155 (SHP2 inhibitor)* Baseline Post Cycle 3 PR, (-60%) Adagrasib (600mg BID) + TNO155 (initial dose) 53-year-old male, smoker diagnosed with NSCLC Treatment History Neoadjuvant Carbo/Pem x 4 (2017) Carbo/Pem/Bev > Pem/Bev maint (2017-2018) Atezo x 6 cycles (2018 - 2019) Pem + Pembro x 6 cycles (Mar – Oct 2019) KRAS G12Ci AMG510 x 4 cycles 11/19 - 2/20 (-40%→ PD) SHP2i RMC4630 + Cobimetinib x 1 cycle (off for AE) FCN-437c (CDK4/6 inhibitor) (Mar – Jun 2020) TRAEs: Gr 1 diarrhea Disease Assessments Off O2 and wheelchair within days, neck mass flattened within 1 week Currently in Cycle 4 Data as of August 24, 2020. * Study of combination of adagrasib and TNO155 in collaboration with Novartis. ClinicalTrials.gov. NCT04330664. NSCLC: non-small cell lung cancer; BID: twice daily dosing Adagrasib (MRTX849) KRAS G12C Inhibitor in Novel Combinations

MRTX1133: KRAS G12D Selective Inhibitor

MRTX1133 KRAS G12D Inhibitor

Targeting KRAS G12D Mutations: Significant Opportunity with High Unmet Need

- KRAS G12D is a driver mutation
- KRAS G12D is sufficient to induce pancreatic and lung cancers in genetically engineered mouse models
- KRAS G12D and KRAS G12C are similarly potent oncogenes in cell transformation assays and functional genomics studies


KRAS G12D[1] Frequency: Large Patient Population
US and Europe Patients[2]
~70,000
Pancreatic
36%
~80,000
Colorectal
12%
~15,000
Endometrial
6%
~13,000
NSCLC
adenocarcinoma
4%
US and Europe Patients
200,000
150,000
100,000
50,000
0
~180,000
~70,000
KRAS G12D
KRAS G12C
ALK
RET
TRK
Pancreatic
CRC
Endometrial
NSCLC

NSCLC: non-small cell lung cancer; CRC: colorectal cancer

1. Sources: Zehir, Ahmet et al. *Nature Med* 23 2017 "Mutational Landscape of Metastatic Cancer"; Krakstad et al. *PLoS One* 2012, "High-Throughput Mutation Profiling of Primary and Metastatic Endometrial Cancers"; NIH TCGA: The Cancer Genome Atlas; cbioportal.org
2. Mirati estimates based on epidemiology data reported in Globocan 2022 (accessed 2019) and frequencies by mutation; Europe includes EU, Russia and 10 additional European countries; RET estimate does not include thyroid cancer. Rounded to the nearest 1,000.

25

MRTX1133 KRAS G12D Inhibitor

MRTX1133: Potential First-in-Class G12D Selective Inhibitor

Assay	Criteria	MRTX1133
KRAS G12D cell activity	<10nM	**~5 nM**
Selectivity over $KRAS^{WT}$	>100-fold	**>1,000-fold**
Predicted human half-life	>24 hours	**~50 hours**
Low risk for hERG/off-target pharmacology	>10μM	✓
Drug-drug interaction (CYPs)	Low risk	✓


Active GTP-Loaded KRAS G12D Assay
% Activity
100
75
50
25
0
IC_{50} = 5 nM
0.01
0.1
1
10
100
1000
10000
MRTX1133 (nM)

- MRTX1133 is a small molecule that selectively & reversibly binds to & inhibits KRAS G12D in both active & inactive states
- MRTX1133 demonstrates selective inhibition of cell viability of KRAS G12D mutant, but not KRAS wild-type, tumor cells

26

MRTX1133: Anti-Tumor Activity Observed in Pancreatic and CRC In-Vivo Models AsPC-1 Pancreatic GP2D Colorectal Panc0403 Pancreatic MRTX1133 KRAS G12D Inhibitor MRTX1133 demonstrates dose-dependent inhibition of KRAS-dependent signaling, demonstrating tumor regression in G12D mutant tumor models BID: twice daily dosing

MRTX1133: Path to Clinical Development MRTX1133 KRAS G12D Inhibitor MRTX1133 has a low predicted target plasma concentration (~25-100 ng/mL) required for near complete sustained target inhibition and maximal anti-tumor activity based on its potency and high unbound fraction Both routes are commercially attractive and compatible with development as a monotherapy or in combination with standard of care regimens To ensure sustained therapeutic levels are achieved, we are pursuing both oral and parenteral routes of administration in parallel into Phase 1 Estimated fraction absorbed of 15% in preclinical studies Long predicted human half-life (~50 hrs), low target plasma concentration and high solubility support both routes This will allow direct comparison and selection of the most promising path for further development

MRTX1133: Initial Development Plan and Next Steps Multi-cohort Phase 1 monotherapy trial comparable to adagrasib Rapid dose escalation strategies to define a tolerated and active dose Multiple expansion cohorts for pancreatic, colon, lung and other G12D patients Rational combination approaches are similar to G12C and enabled in first-in-human clinical trials MRTX1133 KRAS G12D Inhibitor Planned 1H:2021 IND filing Advancing through GLP toxicology studies GMP manufacturing is on track and not on critical path Additional preclinical data to be presented at a scientific conference in 2021 CLINICAL TRIAL DESIGN PRINCIPLES NEXT STEPS IND: investigational new drug; GLP: good laboratory practice

Sitravatinib + Checkpoint Inhibitors

Sitravatinib + Checkpoint Inhibitors

Sitravatinib Inhibits TAM (TYRO3, AXL and MER), VEGFR2, and KIT Receptors and May Restore Immune Response

Rationale for Targeting TAM & Split RTKs to Enhance Immune Response to Checkpoint Inhibitors


Treg
MDSC
M2 TAM
M1 TAM
CD8+
CD4+
mDC
iDC

Targeting Split RTKs:

- Targeting VEGFR2 reduces Tregs & MDSCs
- Targeting KIT also depletes MDSCs
- Releases brakes for expansion of CD8+ T cells via PD-1 inhibition

Targeting TAM:

- Targeting MERTK & AXL shifts tumor associated macrophage (TAM) type to M1
- M1 macrophages secrete cytokines that enhance immune response (IL-12, TNF)

Both TAM & Split RTKs cooperate to:

- Increase dendritic cell maturity & antigen presentation capacity
- Increase NK cell response
- Increase T cell expansion & trafficking into tumors

- Pircher et al., Synergies of Targeting Tumor Angiogenesis and Immune Checkpoints. Int J Mol Sci, 2017. 18(11).
- Garton et al., Anti-KIT Monoclonal Antibody Treatment Enhances the Antitumor Activity of Immune Checkpoint Inhibitors by Reversing Tumor-Induced Immunosuppression. Mol Cancer Ther, 2017. 16(4)
- Akalu, Y.T., C.V. Rothlin, and S. Ghosh, *TAM receptor tyrosine kinases as emerging targets of innate immune checkpoint blockade for cancer therapy*. Immunol Rev, 2017. **276**(1)
- Graham, D.K., D. DeRyckere, K.D. Davies, and H.S. Earp, *The TAM family*. Nat Rev Cancer, 2014. **14**(12)
- Du, W., Huang, H., Sorrelle, N., & Brekken, R. A. (2018). Sitravatinib potentiates immune checkpoint blockade in refractory cancer models. *JCI Insight*, *3*(21).

31

Sitravatinib + Checkpoint Inhibitors

Compelling Phase 2 Results Support and Inform SAPPHIRE Phase 3 Trial in 2nd / 3rd Line Non-Squamous NSCLC

SAPPHIRE
SitrAvatinib Plus Nivolumab in Patients Refractory to CHemo and checkpoint InhibitoR ThErapy

- **Encouraging preliminary Overall Survival (OS)** data from ongoing Phase 2 clinical trial [1]
  - Preliminary median OS of 15.6 months[1] in full Prior Clinical Benefit (PCB) cohort in 2L+ patients
  - Historical data points for standard of care (docetaxel) show median OS to be ~ 8.5 – 9.6 months[2,3]
- Phase 3 SAPPHIRE clinical trial inclusion criteria focused on PCB patients who received the combination as either 2nd or 3rd line therapy after progressing on treatment with checkpoint inhibitor
- **Potential to establish sitravatinib + nivolumab as new standard of care after checkpoint inhibitor failure**
  - >2nd line NSCLC U.S. & EU Populations (circa 2020): over 100,000 patients with ~70,000 being non-squamous


SAPPHIRE
SitrAvatinib Plus Nivolumab in Patients Refractory to CHemo and checkpoint InhibitoR ThErapy
N=532
Powered for 3.5-month OS benefit
Checkpoint Refractory NSCLC
2nd / 3rd Line Patients after Checkpoint Inhibitor Therapy
Documented Tumor Progression
RANDOMIZATION 1:1
Sitravatinib + Nivolumab
N=266
Docetaxel
N=266
Final OS Analysis
Potential for Full Approval Based on Interim OS Analysis (242 events) 2H 2022

OS: overall survival; NSCLC: non-small cell lung cancer

1. MRTX-500 Phase 2 trial: full Prior Benefit Cohort (PCB) (n=87), data cut-off 30 Jan-2020. Patients with PCB on a checkpoint inhibitor as part of their last treatment regimen prior to enrollment. PCB is defined as either complete response, partial response or stable disease for ≥12 weeks. Subset of PCB patients (n=73) who received the combination as either 2nd or 3rd line of therapy after progressing on treatment with a checkpoint inhibitor.
2. Data represented are from the CheckMate 057,KEYNOTE 010 and OAK studies and do not reflect results that might have been obtained from head-to-head studies. Results from Mirati's on-going Phase 3 SAPPHIRE trial comparing sitravatinib + nivolumab to docetaxel may differ materially from prior studies presented.
3. Borghaei H, et al. *N Engl J Med.* 2015;373:1627-1639, Herbst RS, et al. *Lancet.* 2016;387:1540-1550, Rittmeyer A, et al. *Lancet.* 2017;389:255-265.

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Robust Pipeline Spans Multiple Targets & Tumor Types with Near-Term Catalysts

Compound	Development Approach	Indication	Lead Optimization	IND-enabling	Phase 1/1b	Phase 2	Phase 3	Planned Near-Term Catalysts
Adagrasib (MRTX849) *KRAS G12C Inhibitor*	Monotherapy	2L+ NSCLC, CRC, Pancreatic, Other						2L+ NSCLC data update and NDA filing in 2H:2021
		1L NSCLC: STK11 Co-Mutation						P2 initiation in Q1:2021
		2L NSCLC	*Randomized to Docetaxel*					P3 initiated in Q1:2021
	Pembrolizumab (PD-1)	1L NSCLC	*2 Arms: <1% TPS and ≥1% TPS*					P2 initiated Q4:2020; POC data in 2H:2021
	Cetuximab (EGFR)	2L CRC	*Randomized to FOLFIRI or FOLFOX*					P3 initiation by 2H:2021; POC data in 2H:2021
	POC combinations: SHP2, pan-EGFR, CDK4/6, SOS1	2L+ NSCLC & CRC	*Proof of Concept (POC)*					Initial SHP2 data in Q2/Q3:2021; CDK4/6 & SOS1 initiations in 2021
MRTX1133 *KRAS G12D Inhibitor*	Monotherapy	Pancreatic, CRC, NSCLC, Other						IND in 1H:2021
Sitravatinib *Multi Kinase Inhibitor*	PD-1	2/3L NSCLC	SAPPHIRE (*Checkpoint Refractory) – in combination with nivolumab*					P3 interim OS analysis in 2H:2022
		NSCLC, Bladder & Other	*Mirati-Sponsored Studies / ISTs / BeiGene* [1]					Additional data in 2021
Discovery Programs	Synthetic Lethality	Solid Tumors						
	RAS Signaling Modifier	Solid Tumors						
	Mutant KRAS Inhibitor	Solid Tumors						

NSCLC: non-small cell lung cancer; CRC: colorectal cancer; HCC: hepatocellular carcinoma; RCC: renal cell carcinoma

1. BeiGene is currently running a subset of combination studies of sitravatinib + tislelizumab (their anti-PD-1) in Asia for multiple solid tumor indications including NSCLC, HCC, RCC, ovarian and gastric cancers. BeiGene has Asian commercialization rights (ex-Japan) for sitravatinib as part of our development and commercialization agreement (Jan. 2018) and is responsible for additional data disclosures. Additional data is expected in 2021.

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J.P. Morgan Healthcare Conference January 11, 2021